SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report:  April 13, 2001
-------------------------------
(Date of earliest event reported)


                First Union Commercial Mortgage Securities, Inc.
            (as depositor under the Pooling and Servicing Agreement,
                   dated as of March 1, 2001, relating to the
  First Union National Bank - Bank of America, N.A. Commercial Mortgage Trust,
         Commercial Mortgage Pass-Through Certificates, Series 2001-C1)
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             (Exact name of registrant as specified in its charter)

 North Carolina                 333-53266-01             56-1643598
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 (State or Other                 (Commission          (I.R.S. Employer
 Jurisdiction of                File Number)         Identification No.)
 Incorporation)



  201 South College Street, Charlotte, North Carolina        28288-0166
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       (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161

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ITEMS 1 THROUGH 4, ITEM 6 AND ITEMS 8 AND 9 ARE NOT INCLUDED BECAUSE THEY ARE
NOT APPLICABLE.

ITEM 5.  OTHER EVENTS

            On March 30, 2001, a single series of mortgage pass-through certificates, entitled First Union National Bank - Bank of America, N.A. Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of March 1, 2001, among First Union Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), First Union National Bank as master servicer and as special servicer and Wells Fargo Bank Minnesota, N.A. as trustee. The Certificates consist of twenty-three classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-2F Certificates", the Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class F Certificates" (collectively, the "Offered Certificates"); and fifteen of which Classes are designated as the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class IO-I Certificates", the "Class IO-II Certificates", the "Class IO-III Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 182 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,308,278,729. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Bank of America Loans") were acquired by the Registrant from Bank of America, N.A. ("Bank of America") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2001, between the Registrant and Bank of America, and certain of the Mortgage Loans (the "FUNB Loans") were acquired by the Registrant from First Union National Bank ("FUNB", and collectively with Bank of America, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2001, between the Registrant and FUNB. The source of funds for payment of the purchase price for the Bank of America Loans and the FUNB Loans paid by the Registrant to the Sellers was derived from the sale of the Certificates by the Registrant to First Union Securities, Inc. ("FUSI"), Banc of America Securities LLC ("BAS") and Salomon Smith Barney Inc. ("SSB") pursuant to an Underwriting Agreement, dated March 22, 2001, among the Registrant, FUNB, FUSI, BAS and SSB (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated March 22, 2001, among the Registrant, FUSI and BAS (pertaining to the Class IO-I, Class IO-II, Class IO-III, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class Q Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of FUNB. On March 30, 2001, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 22, 2001, and the Prospectus Supplement, dated March 22, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements - Not Applicable.


(b) Pro Forma Financial Information - Not Applicable.


(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------

         (1.1) Underwriting Agreement, dated March 22, 2001, among First Union Commercial Mortgage Securities, Inc., First Union National Bank, First Union Securities, Inc., Banc of America Securities LLC and Salomon Smith Barney Inc.

         (4.1) Pooling and Servicing Agreement, dated as of March 1, 2001, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer and as special servicer, and Wells Fargo Bank Minnesota, N.A. as trustee.

         (99.1) Mortgage Loan Purchase Agreement, dated as of March 1, 2001, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.

         (99.2) Mortgage Loan Purchase Agreement, dated as of March 1, 2001, between First Union Commercial Mortgage Securities, Inc. and Bank of America, N.A.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.


                               By: /s/ Timothy F. Danello
                                   -----------------------------------------
                                   Name:  Timothy F. Danello
                                   Title: Senior Vice President

Date:  April 13, 2001

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.  Description                                         Electronic (E)
-----------  -----------                                         --------------

     (1.1)   Underwriting Agreement, dated March 22, 2001, among      E
             First Union Commercial Mortgage Securities, Inc.,
             First Union National Bank, First Union Securities,
             Inc., Banc of America Securities LLC and Salomon
             Smith Barney Inc.

     (4.1)   Pooling and Servicing Agreement, dated as of March       E
             1, 2001, among First Union Commercial Mortgage
             Securities, Inc. as depositor, First Union National
             Bank as master servicer and as special servicer, and Wells Fargo Bank Minnesota, N.A. as trustee.

     (99.1)  Mortgage Loan Purchase Agreement, dated as of March      E
             1, 2001, between First Union Commercial Mortgage
             Securities, Inc. and First Union National Bank.

     (99.2)  Mortgage Loan Purchase Agreement, dated as of March      E
             1, 2001, between First Union Commercial Mortgage
             Securities, Inc. and Bank of America, N.A..